UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to {section}240.14a-12


                    NEUBERGER BERMAN REALTY INCOME FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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Neuberger Berman Management Inc.                       [LOGO] NEUBERGER BERMAN
605 Third Avenue                                       A LEHMAN BROTHERS COMPANY
New York, NY 10158-3698
Tel 212.476.9000





                    NEUBERGER BERMAN REALTY INCOME FUND INC.

           ADJOURNED MEETING NOTICE:  SPECIAL MEETING OF STOCKHOLDERS


The Special Meeting of Stockholders of Neuberger Berman Realty Income Fund Inc.
(NRI) (NYSE: NRI) scheduled for Wednesday, February 7, 2008 at 9:00 a.m. (Eastern time) to vote on a proposal to merge NRI with Neuberger Berman Real Estate Securities Income Fund Inc. (NRO) (AMEX: NRO) has been adjourned to this afternoon at 3:00 p.m. (Eastern time) to provide stockholders with additional time to vote.

THE BOARD OF DIRECTORS OF YOUR FUND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE MERGER. AMONG THE BENEFITS THE BOARD BELIEVES STOCKHOLDERS WILL DERIVE FROM THE MERGER ARE:

      -   ENHANCED LIQUIDITY DUE TO THE INCREASED SIZE OF THE COMBINED FUND;
      - POTENTIAL FOR PORTFOLIO MANAGEMENT EFFICIENCIES DUE TO THE COMBINED FUND'S GREATER ASSET SIZE, WHICH MAY ALLOW IT TO OBTAIN BETTER NET PRICES ON SECURITIES TRADES AND ACHIEVE GREATER DIVERSIFICATION
          OF PORTFOLIO HOLDINGS; AND
      - POTENTIAL FOR GREATER ATTENTION BY SECURITIES ANALYSTS AS THE COMBINED FUND WOULD BE ONE OF THE LARGEST DOMESTIC REAL ESTATE RELATED CLOSED-END FUNDS.

Although there can be no assurances, the Board believes that the positive effects of the merger could be reflected in a narrowing of the discount from net asset value at which the combined fund's common stock trades.

REMEMBER: YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                         INTERNET AND TELEPHONE VOTING
                         -----------------------------

Holders in many banks and brokerage firms will be able to vote by internet or by toll-free telephone. Instructions for internet and telephone voting in most cases will be included on the white voting form provided by your broker or bank. We urge you to take advantage of the opportunity to vote by following the instructions on the white voting form.


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|If you have questions or need assistance in voting your shares, please call:|
|                                                                            |
|                                Georgeson                                   |
|                                                                            |
|                       17 State Street, 10[th] Floor                        |
|                            New York, NY  10004                             |
|(866) 577-4995 (Toll Free)                                                  |
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Voting promptly will help reduce your Fund's solicitation costs and will eliminate your receiving follow-up phone calls or mailings. GEORGESON INC. HAS BEEN RETAINED BY THE FUND TO MAKE FOLLOW-UP PHONE CALLS TO HELP SECURE THE REMAINING VOTES NEEDED FOR THE MEETING. Your vote can be cast quickly and easily by signing, dating and mailing the proxy card previously provided to you. You may also be able to vote by telephone or Internet by following instructions on your proxy card.